UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street
Norwich, New York 13815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John Moran as Chief Financial Officer and Appointment of Annette Burns as Interim Chief Financial Officer

On March 11, 2021, John V. Moran, Executive Vice President and Chief Financial Officer of NBT Bancorp Inc. (the “Company”), notified the Company of his resignation from any and all positions held as an officer of the Company effective May 7, 2021.

The Company will appoint Annette L. Burns as Interim Chief Financial Officer, effective as of May 8, 2021.  She will also continue as the Company’s Chief Accounting Officer.  Ms. Burns, 48, has served as Chief Accounting Officer of the Company since November 2019. Ms. Burns served as Senior Corporate Controller of the Company from June 2019 to November 2019.  Prior to that, Ms. Burns was the Company’s Corporate Controller from September 2013 to June 2019.  A Certified Public Accountant, Ms. Burns has over 25 years of experience in accounting and finance, including nearly 20 years in the banking industry. Ms. Burns earned her bachelor’s degree in business administration degree from St. Bonaventure University.

There are no arrangements or understandings required to be disclosed pursuant to Item 401(b) of Regulation S-K or family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. Similarly, there are no transactions with related persons required to be disclosed pursuant to Item 404(a) of Regulation S-K involving Ms. Burns.

There were no disagreements between Mr. Moran and the Company.  “It has been a great pleasure to serve as CFO of NBT and I deeply regret having to leave because of personal circumstances,” said Mr. Moran. “I have the utmost confidence in the company, and I am grateful that I have had the opportunity to work with this talented team.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: March 12, 2021	By:	/s/ John H. Watt, Jr.
John H. Watt, Jr.
President and Chief Executive Officer